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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 June 17, 1996

                                 ______________

                                 W.H. Brady Co.

             (Exact name of registrant as specified in its charter)

        Wisconsin                      0-12730                 39-0178960
(State or other jurisdiction      (Commission File             (IRS Employer
    of incorporation)                  Number)                 Identification
                                                               Number)

                            6555 West Good Hope Road
                              Milwaukee, WI  53223
                    (Address of principal executive offices)

                                 (414) 358-6600
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

        In respect to the registration and sale of shares of Class A Nonvoting Common Stock pursuant to a registration statement on Form S-3 (Reg. No. 333-04155), filed with the Commission on May 21, 1996, W.H. Brady Co. (the "Registrant") is filing the form of Underwriting Agreement to be entered into by and among the Registrant, the several Underwriters (as identified in the Underwriting Agreement) and the Selling Shareholders (as identified in the Underwriting Agreement). The Underwriting Agreement is filed as an exhibit to this Report.


Item 7.  Financial Statements and Exhibits

        C. Exhibits

           (1.1)  Form of Underwriting Agreement.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             W.H. BRADY CO.


June 17, 1996                                /s/ Donald P. DeLuca
- ------------------------                     ---------------------------------
Date                                         by:  Donald P. DeLuca
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                                 W.H. BRADY CO.

                                 EXHIBIT INDEX
                           TO FORM 8-K CURRENT REPORT
                           DATED AS OF JUNE 17, 1996



Exhibit No.         Description                         at Page No.
- -----------         -----------                         -----------
   1.1              Underwriting Agreement by and
                    among the Registrant, the
                    several Underwriters (as
                    identified in the Underwriting
                    Agreement) and the Selling
                    Shareholders (as identified in
                    the Underwriting Agreement).
